UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2023
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Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2023, Amprius Technologies, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization, dated as of May 9, 2023, by and among the Company, Combine Merger Sub, Inc., Combine Merger Sub, LLC and Amprius, Inc.

On October 21, 2023, the parties to the Merger Agreement entered into a Termination Agreement (the “Termination Agreement”), pursuant to which, among other things, the parties agreed to mutually terminate the Merger Agreement, effective immediately. As a result, the Merger Agreement will be of no further force and effect, and the Ancillary Agreements (as defined in the Merger Agreement) will either be terminated in accordance with their terms or be of no further force and effect.

As a result of the termination of the Merger Agreement, the special meeting of the stockholders of the Company, which was to be held on October 24, 2023 for the purpose of voting on the Merger Agreement and the transactions contemplated thereby, will not take place, and the Company intends to withdraw the Registration Statement on Form S-4, which was declared effective by the Securities and Exchange Commission on June 26, 2023.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of the Merger Agreement, a copy of which was previously filed with the Securities and Exchange Commission as Exhibit 2.1 to our Current Report on Form 8-K filed on May 10, 2023 and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: October 23, 2023	By:	/s/ Sandra Wallach
Name: Sandra Wallach
Title: Chief Financial Officer